Share capital (Tables)	12 Months Ended
Dec. 31, 2021
Share Capital, Reserves And Other Equity Interest [Abstract]
Share capital reconciliation

Authorized:
Unlimited common shares with no par value
Issued and outstanding:
	Number of shares	Amount
	#	$
Balance – December 31, 2019	28,454,200	89,745
Stock option exercise	191,429	342
Bought deal share offering (i)	500,000	18,106
DSU release	5,883	86
forMetris acquisition (ii)	29,024	1,163
IPO share issuance - Nasdaq (iii)	3,450,000	154,915
Balance – December 31, 2020	32,630,536	264,357
Stock option exercise	221,941	1,470
Share issuance under ESPP (iv)	4,945	292
Balance – December 31, 2021	32,857,422	266,119

(i)    On August 27, 2020, the Company completed a bought deal offering comprised of 500,000 common shares issued from treasury and offered by the Company for gross proceeds of $19,029 (C$25,000). Share issuance costs for the Company amounted to $923 resulting in net proceeds of $18,106.

(ii)    On October 30, 2020, the Company acquired all of the issued and outstanding shares of forMetris for total consideration of $6,417 (Note 5). Consideration included the issuance of 29,024 common shares to the vendors of forMetris for consideration of $1,163. The measurement of the shares consideration was determined as the fair value of the shares of $40.07 (C$53.38) per share at the closing date.

(iii)    On December 7, 2020, the Company completed an IPO in the United States and concurrently listed its common shares on the Nasdaq and issued 3,450,000 common shares for a total gross consideration of $165,600. Share issuance costs amounted to $10,685 resulting in net proceeds of $154,915.
(iv) The first offering period under the Company’s ESPP began on January 15, 2021, with the first purchase under the plan occurring on July 15, 2021 whereby the Company issued 4,945 common shares from treasury.